SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 25, 2003
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                        (Date of earliest event reported)

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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                           0-14815                         23-2413363
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(State of other jurisdiction   (Commission File Number)        (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania              19422-0764
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(Address of principal executive offices)                          (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (a) Not applicable.

          (b) Not applicable.

          (c) The following exhibits are included with this Report:

       Exhibit No.                Description
       -----------                -----------
       99.1                       Press Release, dated July 25, 2003





Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
        ------------------------------------------------------------------------

         On July 25, 2003 Progress Financial Corporation reported increase in cash dividend. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   July 25, 2003        By:      /s/ Michael B. High
                                   -----------------------------------
                                    Michael B. High
                                    Chief Operating Officer and
                                    Chief Financial Officer

                                  Exhibit 99.1


                  Press Release on Second Quarter Cash Dividend

FOR IMMEDIATE RELEASE           Contacts:
July 25, 2003                   Michael B. High, COO/CFO
                                610-941-4804
                                mhigh@progressbank.com
                                Dorothy Jaworski, Director of Investor Relations
                                484-322-4822
                               djaworski@progressbank.com



     Progress Financial Corporation Announces 33% Increase in Cash Dividend

     Blue Bell, PA, July 25, 2003 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) declared its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The quarterly cash dividend of $.08 represents a 33% increase and will be paid on August 15, 2003 to shareholders of record on July 30, 2003.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".


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